Exhibit 10.21

REGISTRATION RIGHTS AGREEMENT

by and among

INTERACTIVE HEALTH LLC

and

INTERACTIVE HEALTH FINANCE CORP.

and

INTERACTIVE HEALTH, INC.

and

JEFFERIES & COMPANY, INC.

and

IMPERIAL CAPITAL LLC

Dated as of March 26, 2004

This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 26, 2004, by and among (i) Interactive Health LLC, a Delaware limited liability company (the “Company”), and Interactive Health Finance Corp., a Delaware corporation (“Finance” and together with the Company, the “Issuers”), (ii) Interactive Health, Inc., a Delaware corporation  and the sole member of the Company (“Parent”), and (iii) Jefferies & Company, Inc. and Imperial Capital LLC (together, the “Initial Purchasers”), which have agreed to purchase the Issuers’ 71/4% Senior Notes due 2011 (the “Series A Notes”) pursuant to the Purchase Agreement (as defined below).

This Agreement is made pursuant to the Purchase Agreement, dated March 22, 2004 (the “Purchase Agreement”), by and among the Issuers, Parent and the Initial Purchasers.  In order to induce the Initial Purchasers to purchase the Series A Notes, the Issuers and the Guarantors have agreed to provide, subject to the conditions herein, the registration rights set forth in this Agreement.  The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 9 of the Purchase Agreement.  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, dated March 26, 2004, among the Issuers, Parent and U.S. Bank National Association, as Trustee, relating to the Series A Notes and the Series B Notes (the “Indenture”).

The parties hereby agree as follows:

SECTION 1.                            DEFINITIONS

As used in this Agreement, the following capitalized terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended.

“Affiliate” shall have the meaning set forth in Rule 144 of the Act.

“Agreement” shall have the meaning set forth in the preamble hereof.

“Broker-Dealer” shall mean any broker or dealer registered under the Exchange Act.

“Business Day”  Any day except a Saturday, Sunday or any other day on which banking institutions in the City of New York, or in the city of the corporate trust office of the Trustee, are authorized or obligated by law or regulation to close.

“Closing Date” shall mean the date hereof.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning set forth in the preamble hereof.

“Consummate” shall mean, and an Exchange Offer shall be deemed Consummated for purposes of this Agreement upon, the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Issuers to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes tendered by Holders thereof pursuant to the Exchange Offer.

“Consummation Deadline” shall have the meaning set forth in Section 3(a) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Effectiveness Deadline” shall have the meaning set forth in Section 3(a) hereof.

“Exchange Offer” shall mean the exchange and issuance by the Issuers of a principal amount of Series B Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Series A Notes that are tendered by such Holders in connection with such exchange and issuance.

“Exchange Offer Filing Deadline” shall have the meaning set forth in Section 3(a) hereof.

“Exchange Offer Registration Statement” shall mean the Registration Statement relating to the Exchange Offer, including the related Prospectus.

“Finance” shall have the meaning set forth in the preamble hereof.

“Guarantors” shall mean Parent and each future subsidiary of the Company, if any, that is required by the terms of the Indenture to guarantee the Series A Notes and/or Series B Notes.

“Holders” shall have the meaning set forth in Section 2 hereof.

“indemnified party” shall have the meaning set forth in Section 8(c) hereof.

“indemnifying party” shall have the meaning set forth in Section 8(c) hereof.

“Indenture” shall have the meaning set forth in the preamble hereof.

“Initial Purchasers” shall have the meaning set forth in the preamble hereof.

“Issuers” shall have the meaning set forth in the preamble hereof.

“Parent” shall have the meaning set forth in the preamble hereof.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Prospectus” shall mean the prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

“Purchase Agreement” shall have the meaning set forth in the preamble hereof.

“Recommencement Date” shall have the meaning set forth in Section 6(d) hereof.

“Registration Default” shall have the meaning set forth in Section 5 hereof.

“Registration Statement” shall mean any registration statement of the Issuers and the Guarantors relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

“Rule 144” shall mean Rule 144 promulgated under the Act.

“Series A Notes” shall have the meaning set forth in the preamble hereof.

“Series B Notes” shall mean the Issuers’ 71/4%  Series B Senior Notes due 2011 to be issued pursuant to the Indenture (a) in the Exchange Offer or (b) as contemplated by Section 4 hereof.

“Shelf Effectiveness Deadline” shall have the meaning set forth in Section 4(a) hereof.

“Shelf Filing Deadline” shall have the meaning set forth in Section 4(a) hereof.

“Shelf Registration Statement” shall have the meaning set forth in Section 4 hereof.

“Suspension Notice” shall have the meaning set forth in Section 6(d) hereof.

“TIA” shall mean the Trust Indenture Act of 1939 as in effect on the date of the Indenture.

“Transfer Restricted Securities” means each Series A Note until (i) the date on which such Series A Note has been exchanged by a Person other than a Broker-Dealer for a Series B Note in the Exchange Offer; (ii) following the exchange by a Broker-Dealer in the Exchange Offer of a Series A Note for a Series B Note, the date on which the Series B Note is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement; (iii) the date on which such note has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement; (iv) the date on which such note is distributed to the public pursuant to Rule 144; or (v) the date on which such note ceases to be outstanding.

SECTION 2.                            HOLDERS

A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

SECTION 3.                            REGISTERED EXCHANGE OFFER

(a)                                  The Issuers and the Guarantors may, in their sole discretion, cause the Exchange Offer Registration Statement to be filed with the Commission at any time after the Closing Date; provided that the failure to file the Exchange Offer Registration Statement within 90 days after the Closing Date (such 90th day being the “Exchange Offer Filing Deadline”) will, subject to Sections 4 and 5 hereof, cause the Issuers to be obligated to jointly and severally pay liquidated damages to each Holder pursuant to Section 5 hereof.  If the Issuers and the Guarantors elect to file the Exchange Offer Registration Statement, the Issuers and Guarantors will (i) use their reasonable best efforts to cause such Exchange Offer Registration Statement to become effective on or prior to 180 days after the Closing Date (such 180th day being the “Exchange Effectiveness Deadline”), (ii) in connection therewith, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iii) commence and use their reasonable best efforts to Consummate the Exchange Offer on or prior to 30 days after such Exchange Offer Registration Statement has been declared effective (such 30th day being the “Consummation Deadline”).  The Exchange Offer shall be on the appropriate form permitting (x) registration of the Series B Notes to be offered in exchange for the Series A Notes that are Transfer Restricted Securities and (y) resales of Series B Notes by Broker-Dealers that tendered into the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Issuers or any of their Affiliates) as contemplated by Section 3(c) hereof.

(b)                                 If the Issuers and the Guarantors elect to file the Exchange Offer Registration Statement, they shall use their respective reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days.  The Issuers and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws.  No securities other than the Series B Notes shall be included in the Exchange Offer Registration Statement.

(c)                                  If the Issuers and the Guarantors elect to file the Exchange Offer Registration Statement, the Issuers shall include a “Plan of Distribution” section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Issuers or any of their Affiliate), may exchange such Transfer

Restricted Securities pursuant to the Exchange Offer.  Such “Plan of Distribution” section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement.

Because such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with the initial sale of any Series B Notes received by such Broker-Dealer in the Exchange Offer, the Issuers and the Guarantors shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement.  To the extent necessary to ensure that the Prospectus contained in the Exchange Offer Registration Statement is available for sales of Series B Notes by Broker-Dealers, the Issuers and the Guarantors agree to use their respective reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the Consummation Deadline or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto.  The Issuers and the Guarantors shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, and in no event later than one day after such request, at any time during such period.

SECTION 4.                            SHELF REGISTRATION

(a)                                  Shelf Registration.  If, after electing to file the Exchange Offer Registration Statement, (i) the Issuers and the Guarantors are not permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy or (ii) any Holder notifies the Issuers prior to the 20th Business Day following the Consummation Deadline that (A) it is prohibited by law or Commission policy from participating in the Exchange Offer; or (B) it may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder; or (C) it is a Broker-Dealer and holds Series A Notes acquired directly from the Issuers or any of their Affiliates, then the Issuers and the Guarantors shall:

(x)                                   use their respective reasonable best efforts, to cause to be filed, on or prior to 60 days after the earlier of (i) the date on which the Issuers determine that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) of this Section 4 and (ii) the date on which the Issuers receive the notice specified in clause (a)(ii) of this Section 4, (such earlier date, the “Shelf Filing Deadline”), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the “Shelf

Registration Statement”)), relating to all Transfer Restricted Securities provided, however, that notwithstanding this Section 4(a)(x), the Issuers and the Guarantors shall not be required to file the Shelf Registration Statement prior to Exchange Offer Filing Deadline; and

(y)                                 use their respective reasonable best efforts to cause such Shelf Registration Statement to become effective on or prior to 120 days after the earlier of (i) the date on which the Issuers determine that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) of this Section 4 and (ii) the date on which the Issuers receive the notice specified in clause (a)(ii) of this Section 4, (such 90th day the “Shelf Effectiveness Deadline”).

If, after the Issuers have elected to and have filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) hereof, the Issuers are required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable law (i.e., clause (a)(ii) of this Section 4), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) of this Section 4(a); provided, that in such event, the Issuers shall remain obligated to meet the Shelf Effectiveness Deadline set forth in clause (y) of this Section 4(a).

To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Issuers and the Guarantors shall use their respective reasonable best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i) hereof) following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto.

(b)                                 Provision by Holders of Certain Information in Connection with the Shelf Registration Statement.  No Holder may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein.  No Holder shall be entitled to liquidated damages pursuant to Section 5 hereof unless and until such Holder shall have provided all such information.  Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Issuers by such Holder not materially misleading.

SECTION 5.                            LIQUIDATED DAMAGES

If (a) any Registration Statement contemplated or required by this Agreement, as applicable, is not filed with the Commission on or prior to the applicable Exchange Offer Filing Deadline or Shelf Filing Deadline, (b) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Exchange Effectiveness Deadline or Shelf Effectiveness Deadline, (c) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (d) the Shelf Registration Statement or the Exchange Offer Registration Statement is filed and declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the periods specified in this Agreement (each such event referred to in clauses (a) through (d) above, a “Registration Default”), then the Issuers hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages at a rate equal to 0.25% per annum on the outstanding Accreted Value (as such term is defined in the Indenture) of Transfer Restricted Securities held by such Holder with respect to the first 90-day period immediately following the occurrence of the first Registration Default.  The amount of the liquidated damages shall increase at a rate of 0.25% per annum on the outstanding Accreted Value of Transfer Restricted Securities held by such Holder with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum rate of liquidated damages of 1.25% per annum of the outstanding Accreted Value of Transfer Restricted Securities held by such Holder; provided, that the Issuers shall in no event be required to pay liquidated damages for more than one Registration Default at any given time.  Notwithstanding anything to the contrary set forth herein, (i) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (a) of this Section 5, (ii) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (b) of this Section 5, (iii) upon Consummation of the Exchange Offer, in the case of clause (c) of this Section 5, or (iv) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of clause (d) of this Section 5, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clauses (a), (b), (c) or (d) of this Section 5, as applicable, shall cease.

All accrued liquidated damages will be paid by the Issuers to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on the next scheduled Interest Payment Date (as such date is defined in the Indenture), as more fully set forth in the Indenture and the Notes.  Notwithstanding the fact that any Notes for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Issuers to pay liquidated damages with respect to securities shall survive until such time as such obligations with respect to the Notes have been satisfied in full.

SECTION 6.                            REGISTRATION PROCEDURES

(a)                                  Exchange Offer Registration Statement.  If the Issuers and the Guarantors elect to file the Exchange Offer Registration Statement, in connection with the Exchange Offer, the Issuers and the Guarantors shall (i) comply with all applicable provisions of Section 6(c) hereof, (ii) use their respective reasonable best efforts to effect such exchange and to permit the resale of

Series B Notes by Broker-Dealers that tendered in the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of its market-making activities or other trading activities (other than Series A Notes acquired directly from the Issuers or any of their Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and (iii) comply with all of the following provisions:

(A)                              As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Issuers, prior to the Consummation of the Exchange Offer, a written representation to the Issuers and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (1) it is not an Affiliate of the Issuers, (2) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and (3) it is acquiring the Series B Notes in its ordinary course of business.  As a condition to its participation in the Exchange Offer, each Holder using the Exchange Offer to participate in a distribution of the Series B Notes shall acknowledge and agree that, if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired directly from the Issuers or an Affiliate thereof, it (x) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters of this Section 6), and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

(b)                                 Shelf Registration Statement.  In connection with the Shelf Registration Statement, the Issuers and the Guarantors shall:

(i)                                     comply with all the provisions of Section 6(c) hereof and use their respective reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Issuers pursuant to Section 4(b) hereof), and pursuant thereto the Issuers and the Guarantors shall prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof; and

(ii)                                  issue, upon the request of any Holder or purchaser of Series A Notes covered by any Shelf Registration Statement contemplated by this Agreement, Series B

Notes having an aggregate principal amount equal to the aggregate principal amount of Series A Notes sold pursuant to the Shelf Registration Statement and surrendered to the Issuers for cancellation; the Issuers shall register the Series B Notes on the Shelf Registration Statement for this purpose and issue the Series B Notes to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.

(c)                                  General Provisions.  In connection with any Registration Statement that the Issuers and the Guarantors elect to file pursuant to Section 3 or are required to file pursuant to Section 4 and any Prospectus related to any such Registration Statement, the Issuers and the Guarantors shall:

(i)                                     use their respective reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Sections 3 or 4 of this Agreement, as applicable.  Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers and the Guarantors shall file promptly an appropriate amendment to such Registration Statement or a supplement to the relevant prospectus curing such defect, and, if Commission review is required, use their respective reasonable best efforts to cause such amendment to be declared effective as soon as practicable;

(ii)                                  prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the period specified in Sections 3 or 4 of this Agreement, as applicable; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii)                               advise the Initial Purchasers and, with respect to a Shelf Registration Statement, the underwriter(s), if any, and the selling Holders and, if requested by such Persons, to confirm such advice in writing (which notice shall not contain any material non-public information, unless such Holder agrees to keep such information confidential),  (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuers and the Guarantors shall use their respective reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(iv)                              subject to Section 6(c)(i) hereof, if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)                                 furnish to the Initial Purchasers and with respect to a Shelf Registration Statement, each Holder named in such Shelf Registration Statement,  in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents shall be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least five Business Days, and the Issuers shall not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Holders shall reasonably object within five Business Days after such Holders’ receipt thereof.  A Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Act;

(vi)                              promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to each Holder who so requests in connection with such exchange or sale, if any, make the Issuers’ and the Guarantors’ representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Holders may reasonably request;

(vii)                           make available, at reasonable times, for inspection by each Holder and any attorney or accountant retained by such Holders, all financial and other records, pertinent corporate documents of the Issuers and the Guarantors (other than portions of agreements and other documents that are granted confidential treatment by the Commission) and cause the Issuers’ and the Guarantor’s officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

(viii)                        if requested by any Holders in connection with such exchange or sale, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be included in such Prospectus supplement or post-effective amendment;

(ix)                                furnish to each Holder in connection with such exchange or sale without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits, including exhibits incorporated therein by reference, if so requested by such Holder (other than portions of agreements and other documents that are granted confidential treatment by the Commission);

(x)                                   deliver to each Holder without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Issuers and the Guarantors hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(xi)                                upon the request of any Holder, enter into such agreements (including an underwriting agreement in the event of a shelf registration statement) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder in connection with any sale or resale pursuant to any applicable Registration Statement.  In such connection, the Issuers and the Guarantors shall:

(A)                              upon request of any Holder, to use their reasonable best efforts to cause to be furnished to each Holder, upon Consummation of the Exchange Offer or upon the effectiveness of the Shelf Registration Statement, as the case may be:

(1)                                  opinions, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Issuers and the Guarantors covering matters similar to those set forth in paragraph (e) of Section 9 of the Purchase Agreement and such other matters as such Holder may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Issuers and the Guarantors, representatives of the independent certified public accountants of the Issuers and the Guarantors and the Initial Purchasers and their representatives at which the contents of the Exchange Offer Registration Statement and related matters were discussed and, although it does not express any opinion upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the applicable Registration Statement and has not made any independent check or verification thereof, during the course of such participation, no facts have come to its attention which led it to believe that such Registration Statement as of its date or the closing date of the Exchange Offer contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to the consolidated financial statements and notes thereto and other financial or statistical data included therein or omitted therefrom as to which such counsel need express no statement or opinion).  Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, has not independently verified, and expresses no views as to, the financial statements, notes or other historical or pro forma financial or accounting data or schedules included in any Registration Statement contemplated by this Agreement or the related Prospectus or omitted therefrom; and

(2)                                  a customary comfort letter, dated the date of Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Issuers’ independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 9(h) of the Purchase Agreement; and

(B)                                deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with the matters covered in clause (A) of this Section 6(c)(xi) and with any customary conditions contained in any agreement entered into by the Issuers and the Guarantors pursuant to clause (xi) of this Section 6(c);

(xii)                             prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Issuers nor any Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

(xiii)                          in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, (A) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends and (B) register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

(xiv)                         use their respective reasonable best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) of this Section 6(c);

(xv)                            issue, upon the request of any Holder of Series A Notes covered by the Shelf Registration Statement, Series B Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series B Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

(xvi)                         provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

(xvii)                      cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of the NASD;

(xviii)                   otherwise use their respective reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the Holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the

Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

(xix)                           cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement contemplated or required by this Agreement, as applicable, and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their reasonable best efforts to cause the Trustee to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

(xx)                              provide promptly to each Holder, upon request, each document filed with the Commission pursuant to the requirements of Sections 13 or 15(d) of the Exchange Act.

(d)                                 Restrictions on Holders.  Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in Section 6(c)(iii)(C) hereof or any notice from the Issuers of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a “Suspension Notice”), such Holder shall forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the “Recommencement Date”).  Each Holder receiving a Suspension Notice hereby agrees that it shall either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder’s possession which have been replaced by the Issuers with more recently dated Prospectuses or (ii) deliver to the Issuers (at the Issuers’ expense) all copies, other than permanent file copies, then in such Holder’s possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice.  The time period regarding the effectiveness of such Registration Statement set forth in Sections 3 or 4 herein, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the Recommencement Date.

(e)                                  Participation in Underwritten Registration.  In the event of an offer and sale of Transfer Restricted Securities pursuant to an underwriting agreement and Registration Statement contemplated by this Agreement, no Holder may participate in such offer and sale unless such Holder (i) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in the underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of the underwriting arrangements.

SECTION 7.                            REGISTRATION EXPENSES

(a)                                  All expenses incident to the Issuers’ and the Guarantors’ performance of or compliance with this Agreement shall be borne by the Issuers and the Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuers and the Guarantors and, subject to the limitations in Section 7(b) hereof, the fees and disbursements of counsel for the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Series B Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Issuers and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Issuers (or the Issuers and the Guarantors) shall, in any event, bear their and the Guarantors’ internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuers or the Guarantors.

(b)                                 In connection with any Registration Statement contemplated or required by this Agreement, as applicable, (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuers and the Guarantors shall reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are tendering Series A Notes into in the Exchange Offer and/or selling or reselling Series A Notes or Series B Notes pursuant to the “Plan of Distribution” contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins LLP unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.                            INDEMNIFICATION

(a)                                  The Issuers and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities and judgments, (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Issuers to any Holder or any prospective purchaser of Series B Notes or registered Series A Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by, arise out of, or are based on, (i) an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Issuers by any of the Holders or (ii) any untrue statement or alleged untrue statement or omission or alleged omission from any preliminary prospectus if a copy of the related Prospectus (as then amended or supplemented) was not delivered by or on behalf of the Holder, provided the Issuers complies with its requirements under Section 6 hereof, with respect to whom indemnification is sought to the Person asserting the claim or action, if required by law to have been so delivered by or on behalf of such Holder and the statement or omission from such preliminary prospectus was corrected in the related Prospectus.

(b)                                 Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers and the Guarantors, and their respective directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuers, or the Guarantors to the same extent as the foregoing indemnity from the Issuers and the Guarantors set forth in Section 8(a) hereof, but only with reference to information relating to such Holder furnished in writing to the Issuers by such Holder expressly for use in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto).  In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the total amount received by such Holder with respect to its sale of Transfer Restricted Securities giving rise to the indemnification obligation.

(c)                                  In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) hereof (the “indemnified party”), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b) hereof, a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c) hereof, but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder).  Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party and the indemnifying party has agreed in writing to pay the fees and expenses of such counsel, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party).  In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred.  Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a) hereof, and by the Issuers, in the case of parties indemnified pursuant to Section 8(b) hereof. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected with its written consent, which consent shall not be withheld unreasonably.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims arising out of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

(d)                                 To the extent that the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Holders, on the other hand or (ii) if the allocation provided by Section 8(d)(i) hereof is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 8(d)(i) hereof but also the relative fault of the Issuers and the Guarantors, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations.  The relative fault of the Issuers and the Guarantors, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or such Guarantor, on the one hand, or by the Holder, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Issuers, the Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments.  Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such

Holder with respect to the Series A Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The Holders’ obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.  No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided, however, that such written consent was not unreasonably withheld.

SECTION 9.                            RULE 144A AND RULE 144

The Issuers and the Guarantors agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Issuers or any such Guarantor (i) is/are not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A; and (ii) is/are subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10.                     MISCELLANEOUS

(a)                                  Remedies.  The Issuers and the Guarantors acknowledge and agree that any failure by the Issuers and/or the Guarantors to comply with their respective obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers’ and the Guarantors’ obligations under Sections 3 and 4 hereof.  The Issuers and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)                                 No Inconsistent Agreements.  Neither the Issuers nor the Guarantors shall, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Neither the Issuers nor any Guarantor is a party to any agreement granting any registration rights with respect to its securities to any Person, other than such rights as have been waived with respect to any Exchange Offer Registration Statement contemplated by this Agreement.  The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers’ and the Guarantors’ securities under any agreement in effect on the date hereof.

(c)                                  Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Issuers have obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Issuers have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Issuers or their Affiliates).  Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

(d)                                 Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), fax, telex, telecopier, or air courier guaranteeing overnight delivery:

(i)                                     if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

(ii)                                  if to the Issuers, Parent or any other Guarantor:

Interactive Health

3030 Walnut Avenue

Long Beach, California 90807

Attention: President

Fax: (562) 426-8700

with a copy to:

Gibson, Dunn & Crutcher LLP

2029 Century Park East

Los Angeles, California 90067

Attention:  Jonathan Layne, Esq.

Fax: (310) 552-7053

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if sent by fax, and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

Upon the date of filing of the Exchange Offer or a Shelf Registration Statement, as the case may be, notice shall be delivered to the Initial Purchasers in the form attached hereto as Exhibit A.

(e)                                  Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture.  If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

(f)                                    Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)                                 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)                                 Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

(i)                                     Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(j)                                     Third Party Beneficiary.  The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

(k)                                  Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(signature pages follow)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Very truly yours,

INTERACTIVE HEALTH LLC

By:	/s/ Craig Womack
Name: Craig Womack
Title: Chief Executive Officer and Chief Operating Officer

INTERACTIVE HEALTH FINANCE CORP.

By:	/s/ Craig Womack
Name: Craig Womack
Title: Chief Executive Officer

INTERACTIVE HEALTH, INC.

By:	/s/ Craig Womack
Name: Craig Womack
Title: Chief Executive Officer and Chief Operating Officer

(Signature Page to Registration Rights Agreement)

Accepted and Agreed to:

JEFFERIES & COMPANY, INC.
as Representative of the Initial Purchasers

By:	/s/ Dan Esters
Name: Dan Esters
Title: Managing Director

(Signature Page to Registration Rights Agreement)

EXHIBIT A

NOTICE OF FILING OF
A/B EXCHANGE OFFER REGISTRATION STATEMENT

To:                              Jefferies & Company

11100 Santa Monica Blvd.

10th Floor

Los Angeles, California 90025

Attention:  Syndicate Department

Fax: (310) 575-5200

From:                  Interactive Health LLC

7¼% Senior Notes due 2011

Date:                                               , 2004

For your information only (NO ACTION REQUIRED):

Today,                             , 2004, we filed [an A/B Exchange Registration Statement] [a Shelf Registration Statement] with the Securities and Exchange Commission.  We currently expect this registration statement to be declared effective within      business days of the date hereof.